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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): November 18, 2002

                          Comcast Holdings Corporation
                      (formerly named Comcast Corporation)
                           (Exact Name of Registrant
                          as Specified in Its Charter)

                                  Pennsylvania
                        (State or Other Jurisdiction of
                                 Incorporation)

                0-6983                                     23-1709202
       (Commission File Number)                (IRS Employer Identification No.)

          1500 Market Street
           Philadelphia, PA                                19102-2148
   (Address of Principal Executive                         (Zip Code)
               Offices)

                                 (215) 665-1700
              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     On November 18, 2002, in connection with the closing of the transaction combining Comcast Holdings Corporation ("Comcast Holdings") and AT&T's broadband business, Comcast Holdings amended its articles of incorporation to change its name from "Comcast Corporation" to "Comcast Holdings Corporation".

     The members of the board of directors of Comcast Holdings are Arthur R. Block, David L. Cohen, Brian L. Roberts and Lawrence S. Smith.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Comcast Holdings Corporation
                                  (formerly named Comcast Corporation)



Date: November 18, 2002           By: /s/ Arthur R. Block
                                      -----------------------------------
                                      Name:   Arthur R. Block
                                      Title:  Senior Vice President and
                                              General Counsel